Guinness Atkinson Funds

Guinness Atkinson Asia Pacific Dividend Builder Fund

Guinness Atkinson Dividend Builder Fund

Supplement dated May 22, 2020 to the Prospectus and Statement of Additional Information dated May 1, 2020 and Summary Prospectus dated May 5, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be retained and read in conjunction with the Prospectus and SAI.

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On May 14, 2020, the Board of Trustees of the Guinness Atkinson Funds (the “Trust”) approved the reorganizations of Guinness Atkinson Asia Pacific Dividend Builder Fund into SmartETFs Asia Pacific Dividend Builder ETF, and Guinness Atkinson Dividend Builder Fund into SmartETFs Dividend Builder ETF. There will be no change in investment objective, strategies or portfolio management.

A Prospectus/Information Statement with respect to the reorganizations will be mailed before the consummation of the reorganization to holders of each fund’s shares as of the record date.